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                                                                    EXHIBIT 99.4


                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
                    13% SENIOR SUBORDINATED NOTES DUE 2009

                                IN EXCHANGE FOR

                  NEW 13% SENIOR SUBORDINATED NOTES DUE 2009

                                      OF

                    BETTER MINERALS AND AGGREGATES COMPANY

   Registered holders of outstanding 13% Senior Subordinated Notes due 2009 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 13% Senior Subordinated Notes due 2009 (the "New Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes or the Letter of Transmittal (or any other required documents) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in
the Prospectus dated [       ], 2000 of the Better Minerals and Aggregates
Company (the "Prospectus").

                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

     For Overnight Delivery, Delivery by Hand or Delivery by Registered or
                                Certified Mail:

                             The Bank of New York
                                101 Barclay St.
                              New York, NY 10286
                       Attention: Kim Lau, Reorg-7 EAST

                           By Facsimile Transmission
                       (for eligible institutions only):

                                (212) 815-6339

                     Confirm facsimile by telephone only:

                                (212) 815-3750
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   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

   The undersigned hereby tenders for exchange to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 2000, unless extended
by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on           , 2000 unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

-------------------------------------------  Date: ____________________________

-------------------------------------------  Date: ____________________________

              (Signature(s) of Holder(s) or Authorized Signatory)

Area Code and Telephone Number:

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Name(s):

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                                (Please Print)
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Capacity (full title), if signing in a fiduciary or representative capacity:

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Address:

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Taxpayer Identification or Social Security No.:

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Principal Amount of Old Notes Tendered (must be in integral multiples of
$1,000):

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Certificate Number(s) of Old Notes (if available):

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Aggregate Principal Amount Represented by Certificate(s):

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IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number:

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Transaction Number:

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                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:
           --------------------------------------   ---------------------------
                                                      (Authorized Signature)
Address:         ________________________________
    ------------------------------------------      Title:
                                                        -----------------------
                                                    Name:
--------------------------------------------------        ---------------------
(Zip Code)                                             Please Type or Print

Area Code and                                        Date: ____________________
Telephone No.:
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NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.